UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 8, 2008

HASTINGS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
TEXAS
(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375

(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102

(Address of principal executive offices)	(Zip Code)
(806) 351-2300
(Registrant’s telephone number, including area code)
NONE
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.
Section 8 — Other Events
Item 8.01. Other Events
In a press release dated December 8, 2008, Hastings Entertainment, Inc. (the “Company”) announced that its Board of Directors has authorized the repurchase of up to $5.0 million of the Company’s outstanding common stock. This program is in addition to the Company’s previously announced stock repurchase programs, which totaled $22.5 million. The repurchases will be made in the open market at prevailing market prices or in privately negotiated transactions in accordance with all applicable securities laws and regulations. Such repurchases may occur from time to time and may be discontinued at any time. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
99.1      Press Release dated December 8, 2008.

HASTINGS ENTERTAINMENT, INC.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2008	Hastings Entertainment, Inc. (Registrant)
	By:	/s/ Dan Crow
Dan Crow
Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

HASTINGS ENTERTAINMENT, INC.
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 8, 2008